                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

           ----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

                        Date of Report: December 2, 2005
                        --------------------------------
                        (date of earliest event reported)

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
                    -----------------------------------------
               (Exact name of Registrant as Specified in Charter)

               Delaware                               333-123974                             23-2811925
               --------                               ----------                             ----------
            (State or Other                          (Commission                          (I.R.S. Employer
    Jurisdiction of Incorporation)                   File Number)                      Identification Number)

                                 200 Witmer Road
                                 ---------------
                           Horsham, Pennsylvania 19044
                           ---------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (215) 328-3164
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Items 1 through 7 are not included because they are not applicable.

Item 8.01  Other Events
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Filing of Collateral Term Sheets

           In connection with the proposed offering of the GMAC Commercial
Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2005-C2
(the "Certificates"), the Registrant has been informed that Morgan Stanley & Co.
Incorporated and Deutsche Bank Securities Inc., as underwriters (collectively, the "Underwriters"), have furnished certain descriptive information regarding the mortgage loans (the "Collateral Term Sheets") in the related portfolio (the
"Mortgage Loans") to potential investors following the effective date of
Registration Statement No. 333-123974 but prior to the availability of a final
Prospectus. Although an affiliate of the Registrant provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans, the Registrant did not participate in the preparation of the Collateral Term
Sheets.

           The Collateral Term Sheets attached hereto have been provided by the
Underwriters. The information in the Collateral Term Sheets is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange
Commission.

                                       2

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

    99.1 Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.

                                       3

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 GMAC COMMERCIAL MORTGAGE
                                                 SECURITIES, INC., Registrant

                                                 By: /s/ Victor Diaso
                                                    -------------------------
                                                    Name:   Victor Diaso
                                                    Title:  Vice President

Date: December 2, 2005

EXHIBIT INDEX

Exhibit No.   Description of Exhibit
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99.1          Collateral Term Sheets prepared by the Underwriters in connection with the sale of the Certificates of the Registrant.